                                                                    Exhibit 10.2


     NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR
     (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


Warrant No. CS-2

Date of Issuance:  March 1, 2001


                  WARRANT TO PURCHASE SHARES OF COMMON STOCK
                  ------------------------------------------

     FOR VALUE RECEIVED, COOLSAVINGS.COM INC., a Michigan corporation (the "Company"), hereby certifies that ________________ or his registered assigns (the "Holder"), is entitled to purchase from the Company, at any time during the Exercise Period, 000,000 shares of the Company's Common Stock (the "Warrant Shares") at the Exercise Price, subject to the terms and conditions set forth herein.


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Capitalized terms used but not otherwise defined herein shall have the following meanings:

     "Capital Event" means the Company's sale of all or substantially all of its
      -------------
assets or merger, consolidation or other business combination, as a result of which stockholders of the Company immediately prior to such transaction possess less than 65% of the voting power of the acquiring entity immediately following such transaction.

     "Common Stock" means the Company's common stock, without par value.
      ------------

     "Exercise Period" means the period commencing on March 1, 2001 and ending
      ---------------
on the fifth anniversary of the date hereof.

     "Exercise Price" means One Dollar Twenty-five Cents ($1.25) per share;
      --------------
provided, however, in the event of completion of a Capital Event on or before March 1, 2003, the Exercise Price shall be One Dollar ($1.00) per share (in either event, the Exercise Price shall be further adjusted in accordance with
Article IV hereof).

     "Principal Executive Office" means the Company's principal executive office
      --------------------------
as specified from time to time by the Company.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------


                                  ARTICLE II
                                   EXERCISE
                                   --------


     2.1  Manner of Exercise. This Warrant may be exercised by the Holder, in
          ------------------
whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise (substantially in the form of Exhibit "A" attached hereto) and an executed
                              -----------
Investment Representation Certificate (substantially in the form of Exhibit "B"
                                                                    -----------
attached hereto), at the Principal Executive Office, and (ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price is herein referred to as the "Total Exercise Price"). The Total Exercise Price shall be
                    --------------------
paid by: (a) cash, (b) certified or bank cashier's check payable to the order of the Company, or (c) wire transfer of immediately available federal funds.

     2.2  Exercise Procedures. The person or person(s) in whose name(s) any
          -------------------
certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such person or person(s). The Company shall, as promptly as practicable, and in any event within fifteen (15) days after this Warrant is exercised, cause to be issued and delivered to the Holder (or its nominee) a certificate or certificates representing the number of Warrant Shares specified in the Notice of Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, note on the Warrant Share Purchase Schedule attached hereto as Exhibit "C" the date of exercise and the number of Warrant Shares
          -----------
purchased and return this Warrant to the Holder promptly after recording such exercise on the Company's records. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

     2.3  Fractional Shares. The Company shall not issue fractional shares of
          -----------------
Common Stock or scrip representing fractional shares of Common Stock upon any exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the closing per share price of the Common Stock on the last trading day of the Common Stock immediately preceding the exercise of the Warrant shall be paid in cash or check to the Holder.


                                  ARTICLE III
               REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT
               ------------------------------------------------


     3.1  Maintenance of Registration Books. The Company shall keep at its
          ---------------------------------
Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

     3.2  Restrictions on Transfers.
          -------------------------

          (a) Compliance with Securities Act. The Holder, by acceptance hereof,
              ------------------------------
     agrees that this Warrant and the Warrant Shares to be issued upon the exercise hereof are being acquired for investment, solely for the Holder's own account and not as a nominee for any other person.

          (b) Non-Transferable. This Warrant is not transferable, in whole or in
              ----------------
     part, without the prior written consent of the Company. This Warrant and all Warrant Shares issued upon exercise of this Warrant may not be sold, offered for sale, pledged or hypothecated, directly or indirectly, unless the Warrant and/or the Warrant Shares are registered under the Securities Act and applicable state securities laws or the Company has received an opinion of counsel for the Holder, reasonably satisfactory to the Company, or of counsel for the Company that such registration is not required.

          (c) Certificate Legends. This Warrant and all Warrant Shares issued
              -------------------
     upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, OR OF COUNSEL FOR

          THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

     3.3  Replacement. Upon receipt of evidence reasonably satisfactory to the
          -----------
Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company shall promptly execute and deliver, in lieu thereof, a new Warrant.


                                  ARTICLE IV
                             ADJUSTMENT PROVISIONS
                             ---------------------

     4.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.
          ---------------------------------------------------------------------
The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section
4.1. Upon each such adjustment of the Exercise Price pursuant to this Section 4.1, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

 (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock (except scheduled dividends paid on preferred stock which contain a stated dividend rate and except for the issunace of the Company's 8% Senior Subordinated Convertible Promissory Notes (the "Notes")), (ii) subdivide
                                                -----
outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be adjusted to an amount equal to the Exercise Price multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

 (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then this Warrant shall be exercisable only for the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4.1(b) upon any exercise following any such reclassification or share exchange. This provision shall similarly apply to successive reclassifications and share exchanges.

 (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to Holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 4.1(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's board of directors in good faith. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

 (d) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock (other than the Notes) ("Common Stock Equivalents"), entitling any
                                      ------------------------
person to acquire shares of Common Stock at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all
                                       --------
shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Exercise Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.

 (e) In case of any merger or consolidation of the Company with or into another person, (A) the Holder shall have the right at all times from and after the date of such merger or consolidation, to and including the Expiration Date, to exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock immediately following such merger or consolidation, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger or consolidation would have been entitled, or (B) the acquiring company or newly created company shall have the right to pay the Holder the value of the Warrant determined on a Black-Scholes basis taking into account the adjustment to the Exercise Price upon the occurrence of a Capital Event. The terms of any such merger or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any exercise following such event. This provision shall similarly apply to successive such events.

 (f) All calculations under this Section 4.1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

 (g) Whenever the Exercise Price is adjusted pursuant hereto, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

 (h) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the
                                                         --------
failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to exercise the Warrant during the twenty-day period commencing the date of such notice to the effective date of the event triggering such notice.

                                   ARTICLE V
                                   ---------
                          UNDERTAKINGS OF THE COMPANY
                          ---------------------------

     5.1  Authorized Shares. The Company shall at all times have authorized,
          -----------------
and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all other options and warrants shall be deemed issued and outstanding).

     5.2  Fully Paid Shares. The Company shall take all actions necessary or
          -----------------
appropriate to validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant. All such shares shall be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

     5.3  No Impairment. The Company shall not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

     5.4  Notices of Certain Transactions. In case of:
          -------------------------------
          (a) any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (b) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall provide Holder notice of such event and the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding up is anticipated to take place. To the extent practicable, such notice shall be delivered to Holder at least fifteen (15) days prior to the effective date of the event specified in such notice.


                                  ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     6.1  Certain Expenses. The Company shall pay all expenses in connection
          ----------------
with, and all taxes (other than stock transfer taxes or taxes applicable solely to Holder) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the Warrant Shares.

     6.2  Holder Not a Shareholder. Prior to the exercise of this Warrant as
          ------------------------
hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) to receive (a) dividends or any other distributions made to shareholders,
(b) notice of or attend any meetings of shareholders of the Company, or (c) notice of any other proceedings of the Company.

     6.3  Notices. Any notice, demand or delivery to be made pursuant to this
          -------
Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the Holder at Holder's last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its Principal Executive Office. The Holder, and the Company may each designate a different address by notice to the other pursuant to this Section 6.3. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this Section 6.3.

     6.4  Amendment. This Warrant may not be modified or amended except by
          ---------
written agreement of the Company and the Holder.

     6.5  Headings. The headings of the Articles and Sections of this Warrant
          --------
are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     6.6  Meanings. Whenever used in this Warrant, any noun or pronoun shall be
          --------
deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

     6.7  Governing Law. This Warrant shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written.


                         COOLSAVINGS.COM INC., a Michigan corporation


                         By:____________________________________________

                         Its:___________________________________________

                                  EXHIBIT "A"
                                  -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                   (To be executed only upon partial or full
                           exercise of the Warrant)

     The undersigned registered Holder of Warrant CS-1 hereby irrevocably exercises the Warrant for and purchases ___________ shares of Common Stock of coolsavings.com inc. (the "Company") and herewith makes payment therefor in the amount of $______, on the terms and subject to the conditions specified in the Warrant, and requests that a certificate for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned at the following address:


                    _______________________________________

                    _______________________________________

                    _______________________________________



Dated:______________________


____________________________________

By:_________________________________
   (Signature of Registered Holder)

Title:______________________________


NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT "B"
                                  -----------

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

Purchaser:
Company:    coolsavings.com inc.
Securities: Shares of Common Stock


     In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

     (a) The Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended ("Securities Act").

     (b) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

     (c) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the Purchaser's representations contained herein.

     (d) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant.

     (e) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, which may include, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and (iv) the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (f) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market for such securities, and that, even if such a public market exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the minimum holding period had been otherwise satisfied.



Dated:  ________________________

                                    PURCHASER:

                                    _________________________________

                                  EXHIBIT "C"
                                  -----------

                        WARRANT SHARE PURCHASE SCHEDULE
                        -------------------------------


                                     Number of Warrant
Date of Exercise/Conversion     Shares Purchased/Converted
----------------------------    --------------------------